                                                                 EXHIBIT 10.2

THE SECURITIES REPRESENTED BY THIS DEBENTURE CERTIFICATE AND THOSE ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                                CDKNET.COM, INC.

                    5.75% CONVERTIBLE SUBORDINATED DEBENTURE
                              DUE FEBRUARY 1, 2009


Number:            -2-
               ------------

Principal:        $   -1,500,000-
                 ------------------

Original Issue Date:     February 3, 1999
                       --------------------

Registered Holder(s):  Casa di Cura Dr. Pederzoli Spa
                       -------------------------------
                                 (name)

                       -------------------------------
                                 (name)

         CDKNET.COM, INC., a Delaware corporation (the "Company") with principal offices at 595 Stewart Avenue, Suite 7 10, Garden City, NY 11530, for value received, hereby promises to pay the registered holder hereof (the "Holder") the principal sum set forth above on February 1, 2009 (the "Maturity Date"), in such coin or currency of the United States of America as at the time of payment shall be the legal tender for the payment of public and private debts, and to pay interest, less any amounts required by law to be deducted or withheld, computed on the basis of a 360-day year, on the unpaid principal balance hereof from the date hereof (the "Original Issue Date"), at the rate of 5.75% per year, until such principal sum shall have become due and payable, or has been converted by the Holder pursuant to
Section 5, below.

         Interest shall be paid quarterly on each of May 1, August 1, November I and February I (unless such day is not a business day, in which event on the next succeeding business day) commencing May 1, 1999 until the Maturity Date. Interest may be paid, at the option of the Holder, exercised by giving written notice to the Company two business days prior to the payment date, in the number of shares of the Company's common stock, $.0001 par value ("Common Stock") determined by dividing the interest payment then due by the applicable Conversion Price (defined below). All references herein to dollar amounts refers to U.S. dollars.

         By acceptance and purchase of this Debenture, the registered holder hereof agrees with the Company that the Debenture shall be subject to the following terms and conditions:

         1. AUTHORIZATION OF DEBENTURES. The Company has authorized the issue and sale of its 5.75% Convertible Subordinated Debentures due February 1, 2009 (the "Debentures," such term includes any debentures which may be issued in exchange or in replacement thereof) in the aggregate principal amount of not more than U.S. $1,500,000, issued in multiples of $50,000 in principal amount.

         2.       TRANSFER OR EXCHANGE.

                  2.1 Prior to due presentation to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes.

                  2.2 Neither the Debenture nor any part thereof, nor any Common Stock (defined in Section 5.5(g) below) into which it is convertible, shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, and the Company shall not be required to register any such disposition, unless and until:

                           (a)      The Company shall have received (i)
written notice of the contemplated disposition, setting forth all of the circumstances and details thereof, and (ii) an opinion of counsel, in the form and substance satisfactory to the Company and its counsel, stating that the contemplated disposition is exempt from the registration and prospectus requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") under the Act and of any applicable state or foreign securities act; or

                           (b)      The Debenture or shares of Common Stock,
as the case
might be, are disposed of pursuant to and in strict accordance with a registration statement which has been filed under the Act with the SEC and a similar registration statement filed with any state securities administrators having jurisdiction.

                           (c)      The Company has placed a restrictive
legend on this certificate for the Debenture and may place such a legend on any future certificates for the Debenture and on the certificates for shares of Common Stock issued upon conversion thereof reflecting the requirements of this Section.

         3.       CURRENT MARKET PRICE.

                  For purposes of this Debenture, "Current Market Price" of the Common stock means:

                  3.1 If traded on a securities exchange, the closing price of the Common Stock on such exchange;

                  3.2 If traded over the counter, the high closing bid price reported by Bloomberg from the NASDAQ OTC Bulletin Board; or

                  3.2 In all other events, the market price determined by the Board of Directors of the Company in good faith.

         4.       OPTIONAL REDEMPTION OF DEBENTURE; EXCHANGE FOR PREFERRED
STOCK.

                  4.1 The Company may redeem the Debentures at any time, in whole or in part, pro rata, upon written notice given not less than five
(5) nor more than ten (10) business days prior to the redemption date for 150% of the principal amount of the Debenture, plus any accrued interest. The Debenture may not be converted during the period of time between the date the notice of redemption is given to the Debenture holders and the date set therein for payment. In the event the Company defaults upon its obligation to pay the redemption price on the date set for payment, the applicable conversion rate set forth in Section 5 below shall be reduced by 5%.

                  4.2 The Company at its sole option may call all outstanding Debentures in exchange for shares of preferred stock when authorized. Such preferred stock shall have (i) a liquidation preference equal to the principal amount of the Debenture called; (ii) a quarterly cumulative dividend of 5.75%; (iii) rights to convert into shares of Common Stock at the same conversion rate as set forth in Section 5 of this Debenture; and (iv) the same redemption rights set forth above.

                  4.3 In the case of each redemption or call of the Debenture, notice thereof shall be given at least five days prior to the date fixed in such notice for such redemption or call (the date fixed for such redemption or call is referred to herein as the "Redemption Date"). Upon such notice of any redemption or call being so given there shall become due and payable, at the principal office of the Company on the Redemption Date, the redemption price (including the premium described in Section 4. 1, above) together with interest accrued and unpaid on the principal amount of the Debenture so prepaid to, but not including, the Redemption Date or the number of shares of preferred stock into which the Debentures are called, as the case may be. Unless the Company shall fail to pay such prepayment price or issue and deliver preferred shares on the Redemption Date, interest on the principal amount of the Debenture prepaid shall cease to accrue from and after that date.

                  4.4 In case of any prepayment of less than the entire unpaid principal amount of all outstanding Debentures, the amount to be prepaid shall be applied pro rata to all outstanding Debentures according to the respective unpaid principal amounts thereof.

                   4.5 Upon any partial prepayment of the Debenture, the Holder thereof shall surrender the same to the Company at its principal office, in exchange, without cost to such Holder, for one or more new Debentures in aggregate principal amount equal to the principal amount remaining unpaid on the Debenture or Debentures surrendered and otherwise having the same terms and provisions as the Debenture or Debentures surrendered.

         5.       CONVERSION OF DEBENTURES.

                  5.1      RIGHT TO CONVERT THE DEBENTURES. Subject to
Section 4 above, the record holder of this Debenture shall be entitled, on or after the Date of Original Issuance, at the option of the Holder, to convert this Debenture, in whole or in part, into the number of fully-paid and nonassessable shares of Common Stock determined in accordance with the Conversion Formula as set forth below:

Number of shares issued upon conversion = (Principal + Interest)/Conversion Price, where:

         *Principal = the principal amount of the Debenture(s) to be converted;

         *Interest = the principal x (N/360) x .0575 - (Interest paid in cash and stock prior to the Date of Conversion), where N = the number of days between (i) the Original Issuance Date and (ii) the applicable Date of Conversion for the Debenture for which conversion is being elected (including such date of issuance but excluding such date of conversion); and

         *Conversion Price = the lesser of (A) a fixed conversion price equal to $1.30, or (B) a variable conversion price effective only after November 1, 1999, equal to 0.75 of the average Current Market Price during the five-day trading period ending one trading day preceding the date of conversion. The minimum variable conversion price shall be $.60 until July 1, 2000, at which time there shall no longer be a minimum conversion price, provided, however, the minimum conversion price of $.60 shall continue if the Company issues securities for cash consideration of $2 million or more prior to July 1, 2000 and such securities have a purchase price or conversion price, as the case may be, of no less than $1.30.

                  5.2      EXERCISE OF CONVERSION PRIVILEGE.

                           (a)      In order to exercise the conversion
privilege, the Holder shall surrender such Debenture, together with the Notice of Conversion annexed hereto as Exhibit I appropriately endorsed to the Company at its principal office, accompanied by written notice to the Company (a) stating that the Holder elects to convert the Debenture or a portion thereof, and if a portion, the amount of such portion in multiples of $1,000 in principal amount, and (b) setting forth the name or names (with address) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. Provided the Debenture is received properly endorsed promptly by the Company and the Notice of Conversion is received before 5:00 p.m. New York time, the date of conversion of such Debenture shall be deemed to be the date of receipt of Notice of Conversion, even if the Company's stock transfer books are at that time closed, and the converting Holder shall be deemed to have become, on the date of conversion, the record holder of the shares of Common Stock deliverable upon such conversion. If the Debenture is not received, properly endorsed by the fifth business day following the date the Company receives Notice of Conversion, the date of conversion shall be deemed to be the date the Debenture is received, provided that such later receipt will not lower the Conversion Price stated in the Notice of Conversion.

                           (b)      Within three business days after the date
of conversion, the Company shall issue and deliver to such converting Holder a certificate or certificates for the number of shares of Common Stock due on such conversion. No adjustments in respect of interest or cash dividends shall be made upon the conversion of any Debenture or Debentures.

                           (c)      Upon conversion of the Debenture in part,
the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Debenture, in aggregate principal amount equal to the unconverted portion of such Debenture. Such new Debenture shall have the same terms and provisions other than the principal amount as the Debenture or Debentures surrendered for conversion.

                           (d)      In the event the Conversion Price is
reduced below $1.30, the Holder shall only be entitled to convert 1/3 of the principal amount of the Debentures held by Holder on November 1, 1999 in each three month period beginning with the period from November 1, 1999 to January 31, 2000. Any portion not converted during such period may be converted in subsequent periods.

                  5.3 DURATION OF CONVERSION PRIVILEGE. The right to subscribe for and purchase shares of Common Stock pursuant to the conversion privilege granted herein shall commence on the Original Issue Date and shall expire at 5:00 p.m., New York time on February 1, 2009.

                  5.4 STOCK FULLY PAID. The Company covenants and agrees that: I

                           (a)      all shares which may be issued upon the
exercise of the conversion privilege granted herein will, upon issuance in accordance with the terms hereof, be fully paid, nonassessable, and free from all taxes, liens and charges (except for taxes, if any, upon the income of the Holder) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of the stockholders;

                           (b)      the failure of the Company to issue
shares upon the conversion of the Debenture will cause the holder immediate irreparable harm.

                  5.5 ANTIDILUTION PROVISIONS. The following provisions apply to the Debenture:

                           (a)      In case the Company shall (i) pay a
dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issue by reclassification of its Common Stock other securities of the Company, the conversion privilege of the Debenture and the Conversion Price then in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock and other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b)      In case the Company shall issue rights,
options, warrants or convertible securities to all holders of its Common stock, without any charge to such holders, entitling them to subscribe for or to purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current Conversion Price, the Conversion Price thereafter shall be determined by multiplying the then current conversion Price by a fraction (but in no event greater than 1), of which the denominator shall be (i) the number of shares of the common stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (ii) the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (y) the number of shares which the aggregate offering price of the total number of shares offered would convert at the higher of the then current Market Price, or then current Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

                           (c)      In case the Company shall distribute to
all holders of its shares of Common Stock (i) debt securities or other evidences of its indebtedness which are not convertible into Common Stock or
(ii) assets (excluding cash dividends or distributions out of earnings), then the Conversion Price shall be determined by dividing the then current Conversion Price by a fraction, of which the numerator shall be the higher of the then current Market Price, or the Conversion Price on the date of such distribution, and of which the denominator shall be such Current Market Price, or such Conversion Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution. The fair value of such assets shall be determined in good faith by the Board of Directors of the Company.

                           (d)      To the extent not covered by paragraphs
(b) or (c) hereof, in case the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise or conversion thereof, by
(ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than the Conversion Price in effect immediately prior to such sale or issuance, then the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (1) an amount equal to the Conversion Price multiplied by the sum of (A) the number of shares of Common stock outstanding immediately prior to such sale or issuance plus (B) the number of shares which could have been purchased at the Conversion Price with the consideration received by the Company upon such sale or issuance by (II) the total number of shares of Common Stock outstanding immediately after such sale or issuance. For the purposes of such adjustments, the shares of Common Stock, which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase, shall be deemed issued and outstanding as of the date of such sale or issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of shares of Common Stock, any underwriting discounts or commissions shall not be deducted from the price received by the Company for sales of securities registered under the Act.

                           (e)      No adjustment in the Conversion Price
shall be required in the following events:

                                    (i)     If the amount of such adjustment
                                            would be less than $.05 per share;
                                            provided, however, that any
                                            adjustment which by reason of this
                                            paragraph 5.5(e)(i) is not required
                                            to be made immediately
                                            shall be carried forward and
                                            taken into account in any
                                            subsequent adjustment; or

                                    (ii)    The issuance of options under the
                                            Company's existing stock option
                                            plans and future stock option plans
                                            approved by the Company's
                                            shareholders; or

                                    (iii)   Securities issuable upon the
                                            exercise of options and warrants
                                            outstanding on the date of Original
                                            Issuance of this Debenture.

                           (f)      When the number of shares of Common Stock
or the Conversion Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock and the Conversion Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                           (g)      For the purpose of this Section 5.5, the
following shall apply:

                                    (i)     The term "Common  Stock" shall
                                            mean (A) the class of stock
                                            designated as the Common Stock of
                                            the Company at the date of this
                                            Debenture or (B) any other class
                                            of stock resulting from
                                            successive changes or
                                            reclassification of such Common
                                            Stock consisting solely of
                                            changes in par value, or from par
                                            value to no par value, or from no
                                            par value to par value. In the
                                            event that at any time, as a
                                            result of an adjustment made
                                            pursuant to this Section 5.5, the
                                            Holder shall become entitled to
                                            receive any securities upon
                                            conversion of the Company other
                                            than shares of Common Stock
                                            thereafter the number of such
                                            other securities and the
                                            Conversion Price of such
                                            securities shall be subject to
                                            adjustment from time to time in a
                                            manner and on terms as nearly
                                            equivalent as practicable to the
                                            provisions with respect to the
                                            Common Stock contained in this
                                            Section 5.5.

                                    (ii)    If the Common Stock is traded on a
                                            securities exchange or over the
                                            counter, the "Current Market Price"
                                            for purposes of this section 5.5
                                            shall mean the average of the
                                            Current Market Prices for the five
                                            consecutive trading days immediately
                                            prior to the date of the event which
                                            necessitates an adjustment to the
                                            Conversion Price.

                           (h)      Upon the expiration of any unexercised
rights, options, warrants or conversion privileges, the Conversion Price shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided. however, that no such readjustment shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

                  5.6      NO ADJUSTMENT FOR DIVIDENDS. Except as provided in
Section 5.5, no adjustment in respect to any dividends paid shall be made during the term of the Debenture or upon the exercise of the Debenture.

                  5.7 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION CONSOLIDATION ETC. In the case of any consolidation of the Company with or merger of the Company into another corporation or in the case of any sale or conveyance to another corporation of all or substantially all of the property, assets or business of the Company, the Company or such successor or purchasing corporation, as the case may be, shall provide that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of the Debenture the kind and amount of shares and other securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Debenture been converted immediately prior to such action. such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section
5.7 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                  5.8 PAR VALUE OF COMMON STOCK. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Debenture, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                  5.9 STATEMENT ON DEBENTURE CERTIFICATES. Irrespective of any adjustments in the Conversion Price or the number of securities convertible, this Debenture certificate or any certificates hereafter issued may continue to express the same price and number of securities as are stated in this Debenture certificate. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of the Debenture certificate that it may deem appropriate and that does not affect the substance thereof; and any Debenture certificate thereafter issued, whether upon registration or transfer of, or in exchange or substitution for, an outstanding Debenture certificate, may be in the form so changed.

         6. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Conversion Price then in effect.

         7. SUBORDINATION. Any right of the Holder to payment of principal or interest from the Company shall be subordinated to the claims and rights of the holders of the Senior Debt ("Senior Debt Holders"). "Senior Debt" means all Indebtedness of the Company other than the Debentures, whether outstanding on the date of execution of this Debenture or thereafter created, incurred or assumed, except (x) any such Indebtedness that by the terms of the instrument or instruments by which such Indebtedness was created, assumed or incurred expressly provides that it (i) is junior in right of payment to the Debentures or (ii) ranks PARI PAS in right of payment with the Debentures and
(y) any amendments, modifications or supplements to, or any renewals, extensions, deferrals, refinancing and refunding of, any of the foregoing. Any cash payment of principal or interest to the Holder shall be collected, enforced or received by the Holder as trustee for the Senior Debt Holders and paid over to the Senior Debt Holders. The Holder agrees that in the event of any payment of principal or interest by the Company to the Holder by reason of any receivership, insolvency or bankruptcy proceeding, or proceeding for reorganization or readjustment of the Company or its properties, or otherwise, then, in any such event, the Senior Debt Holders shall be preferred in the payment of their claims over the claim of the Holder to payment of principal or interest against the Company or its properties, and the claims of the Senior Debt Holders shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash or property, shall be made to the Holder. Provided, however, that this
Section 7 shall not apply to any payment of principal or interest made to the Holder while the Company is solvent and not in default with respect to its Senior Debt.

         8. REPLACEMENT OF DEBENTURE CERTIFICATE. Upon receipt of evidence satisfactory to the Company of the certificate loss, theft, destruction or mutilation of the Debenture certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Debenture certificate, the Company will issue a new Debenture certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Debenture certificate.

         9. COVENANTS OF THE COMPANY. So long as any of the Debentures remain outstanding, the Company shall:

                           (a)      At all times keep reserved the total
number of shares of Common Stock necessary for the conversion of all of the then outstanding Debentures at the then current Conversion Rate;

                           (b)      Not pay any dividends in cash and/or
property or other assets of the Company in respect of its Common Stock or otherwise or amend its certificate of incorporation to combine the outstanding shares of Common Stock into a lesser number of shares;

                           (c)       Not issue any debentures of the Company
other than the

Debentures unless the rights of the holders of such debentures are subordinated to the Debentures, in which event the terms of the subordination provision shall be similar to the terms set forth in Section 7 of this Debenture;

                           (d)      Not enter into a loan secured by the
property and/or assets of the Company or any of its subsidiaries with (i) any director, officer or 5% stockholder of the Company, (ii) any entity in which a director, officer or 5% stockholder has an interest as an officer, director, partner, beneficiary of a trust or is a 5% or more equity holder of such entity, or (iii) any parent, spouse, child or grandchild of an officer, director or 5% stockholder of the Company upon terms no less favorable to the Company than those which could be obtained from an "arms-length" lender; and

                           (e)      Not redeem, repurchase or otherwise
acquire any shares of the common or preferred stock of the Company.

         10. DEFAULT. If any of the following events (herein called "Events of Default") shall occur:

                           (a)      if the Company shall default in the
payment or prepayment of any part of the principal of any of the Debentures after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for more than 30 days after written notice of such Default; or

                           (b)      if the Company shall default in the
payment of any installment of interest on any of the Debentures for more than 30 days after written notice that the same shall become due and payable; or

                           (c)      if the Company shall make an assignment
for the benefit of creditors or shall be unable to pay its debts as they become due; or

                           (d)      if the Company shall dissolve; terminate
its existence; become insolvent on a balance sheet basis; commence a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; permit the entry of a decree or order for relief against the Company in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtors relief; permit the appointment or consent to the appointment of a receiver, trustee, or custodian of the Company or of any of the Company's property; make an assignment for the benefit of creditors; or admit in writing to be failing generally to pay its debts as such debts become due;

                           (e)      if the Company shall default in the
performance of or compliance with any agreement, condition or term contained in this Debenture or any of the other Debentures and such default shall not have been cured within 30 days after written notice of such default,

                           (f)      Any of the representations or warranties
made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

                           (g)      Any money judgment, writ or warrant of
attachment, or similar process not covered by insurance in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty
(30) days or in any event later than ten (10) days prior to the date of any proposed sale thereunder; or

                           (h)      The Company shall have its Common Stock
suspended from an exchange or over-the-counter market, then and in any such event the Holder of this Debenture shall have the option (unless the default shall have theretofore been cured) by written notice to the Company to declare the Debenture to be due and payable, whereupon the Debenture shall forthwith mature and become due and payable, at the applicable prepayment price on the date of such notice, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, anything contained in this Debenture to the contrary notwithstanding. Upon the occurrence of an Event of Default, the Company shall promptly notify the Holder of this Debenture in writing setting out the nature of the default in reasonable detail.

         11. REMEDIES ON DEFAULT, NOTICE TO OTHER HOLDERS. In case any one or more of the Events of Default shall occur, the Holder may proceed to protect and enforce his or her rights by a suit in equity, action at law or other appropriate proceeding, whether, to the extent permitted by law, for the specific performance of any agreement of the Company contained herein or in aid of the exercise of any power granted hereby. If any Holder of one or more of the Debentures shall declare the same due and payable or take any other action against the Company in respect of an Event of Default, the Company will forthwith give written notice to the Holder of this Debenture, specifying such action and the nature of the default alleged.

         12. AMENDMENTS. With the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Debenture or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of Debentures or Common Stock issued upon conversion of the Debentures, and of the Company, provided, however, that no such supplemental agreement shall (a) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or alter or impair the right to convert the same into Common Stock at the rates and upon the terms provided in this Debenture, without the consent of the Holder of each of the Debentures so affected, or (b) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any supplemental agreement, without the consent of the Holders of all Debentures then outstanding.

         13. CHANGES, WAIVERS. ETC. Neither this Debenture nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 12 of this Debenture.

         14. ENTIRE AGREEMENT. This Debenture embodies the entire agreement and understanding between the Holder and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

         15.      GOVERNING LAW, JURISDICTION, ETC.

                           (a)      It is the intention of the parties that
the laws of the State of New York shall govern the validity of this Debenture, the construction of its terms and the interpretation of the rights and duties of the parties.

                           (b)      In the case of any dispute, question,
controversy or claim
arising among the parties hereto which shall arise out of or in connection with this Debenture, the same shall be submitted to arbitration before a panel of three arbitrators in New York, New York, in accordance with the rules of the American Arbitration Association. One arbitrator shall be appointed by the party or parties bringing the claims ("Claimant") and one arbitrator shall be appointed by the party or parties defending the claim ("Respondent"). The arbitrators selected by such parties shall be selected within thirty (30) days after notification by the Claimant to the Respondent that it has determined to submit such dispute, question, controversy or claim to arbitration. The two arbitrators so selected shall select a third arbitrator within thirty (30) days after the selection of the arbitrator selected by such parties. Should a party fail to select an arbitrator within the specified time period, or should the arbitrators selected by the parties fail to select a third arbitrator, the missing arbitrator or arbitrators shall be appointed by the New York, New York office of the American Arbitration Association. The decision of the panel shall be final and binding on the parties and enforceable in any court of competent jurisdiction. The costs of the arbitration will be imposed upon the Claimant and Respondent as determined by the arbitration panel or, failing such determination, will be borne equally by the Claimant and the Respondent. The successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees in addition to any other relief to which it may be entitled.

                           (c)      In the event of any dispute, question,
controversy or claim arising among the parties hereto which shall arise out of or in connection with this Debenture, the parties shall keep the proceeding related to such controversy in strict confidence and shall not disclose the nature of said dispute, the status of the proceeding or any testimony, documents or information obtained or exchanged in the course of said proceeding without the express written consent of all parties to such dispute.

                            [SIGNATURE PAGE FOLLOWS]

                                             CDKNET.COM, INC.

[Corporate Seat]

                                             By:
                                                  ----------------------------
                                                  Steven A. Horowitz, President

ATTEST:

By:
     -----------------------------
     Steven A. Horowitz, Secretary

Number:          -2-
              ---------

Name of Holder:    Casa di Cura Dr. Pederzoli Spa
                  --------------------------------

                  --------------------------------

Principal: $   -1,5001000-
           ---------------

                                    EXHIBIT I

                              NOTICE OF CONVERSION

  (To be Executed by the Registered Holder in order to Convert the Debenture)

         The undersigned hereby irrevocably elects to convert $___________ of the above Debenture No. ________ into ________ shares of Common Stock of CDKNET.COM, INC. (the"Company") according to the conditions set forth in such Debenture, as of the date written below.

         The undersigned confirms the representations and warranties set forth in the Subscription Agreement.


                                    -----------------------------------
                                    Date of Conversion*


                                    -----------------------------------
                                    Applicable Conversion Price**


                                    -----------------------------------
                                    Signature


                                    -----------------------------------
                                    Name

                                    -----------------------------------
                                    Address


* The original Debenture and this Notice of Conversion must be received by the Company within five business days following the date of Conversion.


























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